                                                                  Exhibit 10.56

                                                                  [EXECUTION]


                   EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

                                          OF

                             CAPROCK COMMUNICATIONS CORP.


     THIS EIGHTH AMENDMENT TO Loan and Security Agreement (this "Amendment") is made as of June 18, 1998 by and between CapRock Communications Corp. ("Debtor") and Bank One, Texas, N.A. ("Secured Party").

                                 W I T N E S S E T H:

     WHEREAS, Debtor and Secured Party have entered into that certain Loan and Security Agreement dated as of March 14, 1996 (as supplemented or amended to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Secured Party became obligated to make and made loans to Debtor as therein provided; and

     WHEREAS, Debtor and Secured Party desire to amend the Original Agreement for the purposes set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Secured Party to Debtor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                       ARTICLE I. - DEFINITIONS AND REFERENCES

     Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" means this Eighth Amendment to Loan and Security
     Agreement.

          "AMENDMENT DOCUMENTS" means this Amendment, the Renewal Note and the Guarantor Consents.

          "GUARANTOR CONSENTS" means each of the Guarantor Consent and Agreements, substantially in the form of Exhibit D hereto.

          "INTERCOMPANY NOTE" means a promissory note with appropriate insertions in the form attached hereto as Exhibit C, duly executed by CapRock Fiber payable to the order of Debtor.

          "LOAN AGREEMENT" means the Original Agreement as amended hereby.

          "ORIGINAL NOTE" means the promissory note referred to in Section 2(a) of the Original Agreement.

          "RENEWAL NOTE" means a promissory note with appropriate insertions in the form attached hereto as Exhibit A payable to the order of Secured Party on or before the Maturity Date, expressly renewing the Original Note;

                    ARTICLE II. - AMENDMENTS TO ORIGINAL AGREEMENT

     Section 2.1. BORROWING BASE. Section 1(g) of the Original Agreement is hereby amended by deleting the present such section in its entirety and substituting therefor the following:

          "(g) 'BORROWING BASE' shall mean, as of any date of determination, the LESSER of (i) the sum of $7,000,000 less the Letter of Credit Exposure, or (ii) the sum of (1) the product of (A) the Accounts Advance Rate and (B) Debtor's Eligible Accounts, PLUS, WITHOUT DUPLICATION, (2) the lesser of (A) $500,000 and (B) 85% of Debtor's Unbilled Accounts (PROVIDED that , notwithstanding what the calculation would otherwise be, the amount determined under this clause (2) shall be ZERO for the sixth day of each month through the twenty-fifth day of each month inclusive), PLUS (3) the Fixed Asset Component LESS (4) the Letter of Credit Exposure, LESS (5) the Reserve, all determined as of such date of determination."

     Section 2.2. MATURITY DATE. Section 1(bb) of the Original Agreement is hereby amended by deleting the present such section in its entirety and substituting therefor the following:

          "(bb) 'MATURITY DATE' shall mean the earlier of (i) August 31, 1998 and (ii) the first date on which both of the Note Offering and the Merger have been consummated."

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

     Section 2.3. REVOLVING LINE. Section 1(hh) of the Original Agreement is hereby amended by deleting the present such section in its entirety and substituting therefor the following:

          "(hh) 'REVOLVING LINE' means $7,000,000."

     Section 2.4. NEW DEFINITIONS. Section 1 of the Original Agreement is hereby amended by adding the following Sections 1(ff) throughout 1(kk) immediately following Section 1(ee):

          "(ff) 'CAPROCK FIBER' means CapRock Fiber Network, Ltd., a Texas limited partnership."

          "(gg) 'FIXED ASSET COMPONENT' means $1,750,000."

          "(hh) 'INTERCOMPANY NOTE' means the promissory note payable to the order of Debtor in the form of Exhibit C duly executed by CapRock Fiber."

          "(ii) 'MERGER' means the merger of CapRock Fiber, Debtor and IWL Communications Incorporated with Debtor being the surviving entity."

          "(jj) 'NOTE OFFERING' means the note offering by Debtor, CapRock Fiber, and IWL Communications Incorporated in the amount of at least $100,000,000 or more."

          "(kk) 'UNBILLED ACCOUNTS' means accounts receivable of Debtor that would constitute Eligible Accounts except for the fact they such accounts receivable have not been invoiced."

     Section 2.5. REVOLVING LOANS. Section 2(a) is hereby amended to add the following language at the end of such section:

          "Debtor must give Secured Party written notice (or telephonic notice promptly confirmed in writing) of any new Revolving Loans to be advanced by Secured Party. Each such notice constitutes a "Borrowing Notice" hereunder and must specify: (i) the aggregate amount of such new Revolving Loans and the date on which such Revolving Loans are to be advanced, and (ii) the amount of such new Revolving Loan, if any, that shall be advanced by Secured Party to CapRock Fiber under the Intercompany Note. Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Debtor as to the matters which are required to be set out in such written confirmation."

     Section 2.6. AMENDMENT OF SECTION 2. Section 2 of the Original Agreement is hereby amended by adding thereto the following as Section 2(d):

          "(d) USE OF PROCEEDS.    Debtor shall use all Revolving Loans (i)
     to provide working capital for its operations, (ii) for other general business purposes and (iii) to make loans to CapRock Fiber. In no event shall the funds from any Revolving Loan or any Letter of Credit be used directly or indirectly by Debtor or CapRock Fiber to pay breakage fees owed by Debtor in connection with the Merger or for the repurchase of notes issued in the Note Offering or the payment of any premium with respect thereto.

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

     Section 2.7.NEGATIVE COVENANTS. The second sentence Section 12(m) is hereby amended in its entirety to provide as follows:

          "(m) As used herein, `INVESTMENT' in any Person means (i) any investment, whether by means of share purchase, loan, advance, purchase of debt instrument, extension of credit (other than accounts receivable arising from the sale of goods or services in the ordinary course of business), capital contribution or otherwise, in or to such Person, (ii) the guaranty of any indebtedness of such Person or the subordination of any claim against such Person to other indebtedness of such person or entity or (iii) investments in an amount not to exceed $2,500,000 in the aggregate to CapRock Fiber."

     Section 2.8. EVENTS OF DEFAULT. The following Section 14(l) is hereby added to Section 14 of the Original Agreement to provide as follows:

          "(h) The failure of both of the Note Offering and the Merger to have been successfully completed by August 31, 1998."

     Section 2.9. EXHIBITS.   Exhibit A to the Loan Agreement is hereby
amended in its entirety to read as set forth in Exhibit A to this Amendment
and is incorporated by reference herein.   Exhibit B and Exhibit C are hereby
added to the Loan Agreement in the form of Exhibit B and Exhibit C attached hereto and incorporated by reference herein.

     Section 2.10.LIMITED WAIVER. Secured Party hereby waives the Default existing as of December 31, 1997 under Section 12(o) of the Loan Agreement.

                      ARTICLE III. - CONDITIONS OF EFFECTIVENESS

     Section 3.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when Secured Party shall have received, at Secured Party's office, and executed by, if applicable, Debtor or any Guarantor:

     a.   this Amendment;

     b.   the Renewal Note;

     c. a certificate of the Secretary of Debtor dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Debtor authorizing the execution, delivery and performance of this Amendment and the Renewal Note, certifying the names and true signatures of the officers of Debtor authorized to sign this Amendment and the Renewal Note and certifying that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

     d.   a Consent of Guarantor;

     e. the Intercompany Note and an assignment by Debtor of all notes and obligations of CapRock Fiber Network, Ltd. to Debtor; and


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

     f.   such supporting documents as Secured Party may reasonably request.


                     ARTICLE IV. - REPRESENTATIONS AND WARRANTIES

     Section 4.1. REPRESENTATIONS AND WARRANTIES OF DEBTOR. In order to induce Secured Party to enter into this Amendment, Debtor represents and warrants to Secured Party that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) Debtor and each Guarantor is duly authorized to execute and deliver each Amendment Document to which it is a party and Debtor is and will continue to be duly authorized to borrow and to perform its obligations under the Loan Agreement. Debtor and each Guarantor which is a corporation has duly taken all corporate action necessary to authorize the execution and delivery of each Amendment Document to which it is a party and to authorize the performance of its obligations thereunder.

          (c) The execution and delivery by Debtor and each Guarantor of each Amendment Document to which it is a party, the performance by Debtor and each Guarantor of their obligations thereunder and the consummation of the transactions contemplated thereby do not and will not conflict with any provision of law, statute, rule or regulation or any organizational document of Debtor or any Guarantor, or of any material agreement, judgment, license, order or permit applicable to or binding upon Debtor or any Guarantor, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or any Guarantor. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Debtor and each Guarantor of each Amendment Document to which it is a party or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, the Loan Agreement and each Amendment Document will be a legal and binding instrument and agreement of Debtor and each Guarantor, to the extent each is a party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

                              ARTICLE V. - MISCELLANEOUS

     Section 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. All Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to refer to this Amendment also. Any reference to the promissory note of Debtor shall be deemed to be a reference to the Renewal Note. The execution, delivery and effectiveness of the Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Secured Party under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

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

     Section 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Debtor herein shall survive the execution and delivery of this Amendment and the Renewal Note and the performance hereof and thereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Debtor or General Partner hereunder or under the Loan Agreement to Secured Party shall be deemed to constitute representations and warranties by, or agreements and covenants of, Debtor under this Amendment and under the Loan Agreement.

     Section 5.3. LOAN DOCUMENTS. The Amendment Documents are Loan Documents, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

            [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              BANK ONE, TEXAS, N.A.


                              By: /s/ Gina A. Norris
                                 ------------------------------------
                                 Gina A. Norris
                                 Vice President



                              CAPROCK COMMUNICATIONS CORP.



                              By: /s/ Jere W. Thompson, Jr.
                                 ------------------------------------
                                 Jere W. Thompson, Jr.
                                 President

                                                                      EXHIBIT A

                        RENEWAL AND EXTENSION PROMISSORY NOTE


$7,000,000                                                        June 18, 1998


     FOR VALUE RECEIVED, on or before the Maturity Date (as such term is defined in the Loan Agreement, as hereinafter defined), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower'), promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank") at its offices in Dallas County, Texas, at 1717 Main Street, 3rd Floor, Dallas, Texas 75201, the principal amount of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) ("Total Principal Amount"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note (this "Note") is less than the Total Principal Amount, together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fluctuating rate per annum, which shall from day to day be equal to the lesser of (a) the Maximum Rate (as hereinafter defined), or (b) a rate ("Contract Rate"), calculated on the basis of the actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (A) the Base Rate of interest ("Base Rate") as established from time to time by Bank (which may not be the lowest, best or most favorable rate of interest which Bank may charge on loans to its customers) plus (B) one and one-half percent (1.50%), each change in the rate to be charged on this Note to become effective without notice to Borrower on the effective date of each change in the Maximum Rate or the Base Rate, as the case may be; provided, however, that (i) the Contract Rate shall be subject to reduction as provided in the Loan Agreement (as hereinafter defined) and (ii) if at any time the Contract Rate shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the base Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued on this Note if the Contract Rate had at all times been in effect.

     The term "Maximum Rate," as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof and this Note provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum. All capitalized terms used herein that are not defined herein shall have the meaning given them in that certain Loan and Security Agreement, dated as of March 14, 1996, by and between Borrower and Bank (as the same has been and may be amended, restated, renewed, extended, or otherwise modified, the "Loan Agreement").

     The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:

     (a) interest shall be due and payable monthly as it accrues, commencing on the first day of June, 1998, and continuing on the first day of each successive month thereafter during the term of this Note; and

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     (b)  the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.

     All mandatory prepayments of principal and accrued but unpaid interest thereon required to be made under the Loan Agreement shall be due and payable immediately unless otherwise provided in the Loan Agreement.

     To the extent that any interest is not paid on or before the day it becomes due and payable, Bank may, at its option, add such accrued interest to the principal of this Note. Notwithstanding anything herein to the contrary, upon an Event of Default (as hereinafter defined) or at maturity, whether by acceleration or otherwise, all principal of this Note shall, at the option of Bank, bear interest at the Default Rate until paid.

     This Note evidences obligations and indebtedness from time to time owing by Borrower to Bank pursuant to the Loan Agreement, and is secured by, inter alia, the Collateral. The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

     Under the Loan Agreement, Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Total Principal Amount. The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. This Note shall not be deemed terminated or canceled prior to the Maturity Date, although the entire principal balance hereof may from time to time be paid in full. Borrower may borrow, repay and reborrow hereunder in accordance with the provisions of the Loan Agreement. All regularly scheduled payments of the indebtedness evidenced by this Note and by any of the other Loan Documents shall be applied first to any accrued but unpaid interest then due and payable hereunder or thereunder and then to the principal amount then due and payable. All non-regularly scheduled payments shall be applied to such indebtedness in such order and manner as the holder of this Note may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Bank indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. The books and records of Bank shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

     Borrower agrees that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

     Borrower agrees that upon the occurrence of any one or more Events of Default (as defined in the Loan Agreement), the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under this Note,
(iii) foreclose all liens and security interests securing payment hereof,
(iv) pursue and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing.

     The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default shall not constitute a

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

waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

     This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower's having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in Chapter 303 is the applicable

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

ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

     Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     This Note is given in renewal and extension of, but not in extinguishment of, that certain Sixth Renewal and Extension Promissory Note in the original principal amount of $2,500,000.00, dated as of December 31, 1997, from Borrower to Bank (the "Prior Note"). The execution of this Note is not intended to and shall not cause or result in a novation with regard to the indebtedness evidenced by the Prior Note.

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

     THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

                                   BORROWER:

                                   CAPROCK COMMUNICATIONS CORP.



                                   By:
                                      -------------------------------
                                      Name:
                                      Title:

                                                                    EXHIBIT  B


                                   BORROWING NOTICE


     Reference is made to that certain Loan and Security Agreement dated as of March 14, 1996 (as from time to time amended, the "Agreement"), by and among CapRock Communications Corp. ("Debtor") and Bank One, Texas, N.A. ("Secured Party"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement Debtor hereby requests Secured Party to make a Revolving Loan to Debtor in the aggregate principal amount of $ __________ and specifies ____________, 1998, as the date Debtor desires for Secured Party to make such Revolving Loan and to deliver to Debtor the proceeds thereof.

     To induce Secured Party to make such Revolving Loan, Debtor hereby represents, warrants, acknowledges, and agrees to and with Secured Party that:

          (a) The officer of Debtor signing this instrument is the duly elected, qualified and acting officer of Debtor as indicated below such officer's signature hereto having all necessary authority to act for Debtor in making the request herein contained.

          (b) After the making of the Revolving Loan requested hereby, the aggregate principal outstanding on all Revolving Loans will not be in excess of the Borrowing Base. Each of the conditions precedent to Revolving Loans set forth in the Agreement remains satisfied.

          (c) There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 14 of the Agreement; nor will any such Default exist upon Debtor's receipt and application of the a Revolving Loan requested hereby.

          (d) The proceeds of the Revolving Loan requested hereby will be used to make advances to CapRock Fiber Network, Ltd. in the amount of $ under the Intercompany Note. Debtor will use the Revolving Loan hereby requested in compliance with Section 2(d) of the Agreement.

          (e) The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 18(h) of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

     The officer of Debtor signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgements, and agreements of Debtor are true, correct and complete.

     IN WITNESS WHEREOF, this instrument is executed as of ____________, 1998.



                              CAPROCK COMMUNICATIONS CORP.



                              By:
                                 ------------------------------------
                                      Name:
                                      Title:

                                                                      EXHIBIT D


                                CONSENT AND AGREEMENT


     THIS CONSENT AND AGREEMENT (this "Consent") is made of June 18, 1998, by Jere W. Thompson, Jr. ("Guarantor") in favor of Bank One, Texas, N.A. ("Secured Party"). Guarantor, who is a Guarantor under that certain Loan Agreement (as so amended, the "Loan Agreement") dated as of March 14, 1996 between CapRock Communications Corp. ("Debtor") and Secured Party, hereby consents and agrees to the following.

          1. Guarantor hereby consents to the provisions of that certain Eighth Amendment to Loan Agreement of even date herewith between Secured Party and Debtor (the "Amendment").

          2. Guarantor hereby consents the transactions contemplated in the Amendment.

          3. Guarantor hereby ratifies and confirms all of its obligations and covenants under that certain guaranty (the "Guaranty") dated as of March 9, 1996 made by him for the benefit of Secured Party (including without limitation its obligation to guaranty the payment and performance of all of the obligations and undertakings of Debtor owing to Secured Party).

          4. Guarantor hereby agrees that his obligations and covenants under the Guaranty are unimpaired by the provisions of the Amendment and the transactions contemplated therein and shall continue to remain in full force and effect after the date hereof.

     IN WITNESS WHEREOF, this Consent and Agreement is executed as of the date first above written.

                                              --------------------------------
                                              Jere W. Thompson, Jr.